UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 8, 2014

RALPH LAUREN CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-13057                                                                             13-2622036

      (Commission File Number)                                                               (IRS Employer Identification No.)

         650 MADISON AVENUE, NEW YORK, NEW YORK                                                                                                       10022

                      (Address of Principal Executive Offices)                                                                                                             (Zip Code)

(212) 318-7000

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))[Missing Graphic Reference]

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 8, 2014, Roger N. Farah notified Ralph Lauren Corporation (the “Company”) and the Company’s Board of Directors of his resignation from the Company as Executive Vice Chairman, effective as of May 31, 2014.  Mr. Farah will remain on the Company’s Board of Directors until the expiration of his term on the date of the Company’s 2014 Annual Meeting of Stockholders in August 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RALPH LAUREN CORPORATION

Date: May 9, 2014	By:	/s/ Christopher H. Peterson
Name: Christopher H. Peterson
Title: Executive Vice President, Chief Administrative Officer and Chief Financial Officer